Notice of



                         ANNUAL MEETING OF STOCKHOLDERS


                                 April 19, 2001


                                       and



                                 PROXY STATEMENT
                       KANSAS CITY LIFE INSURANCE COMPANY
                                  3520 Broadway
                              Kansas City, Missouri


                       KANSAS CITY LIFE INSURANCE COMPANY
                                  3520 Broadway
                              Kansas City, Missouri
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                 April 19, 2001






     The Annual Meeting of Stockholders of Kansas City Life Insurance Company will be held in the Company's Home Office, 3520 Broadway, Kansas City, Missouri on April 19, 2001 at 9 a.m. for the following purposes:


     (1)  To elect five (5) directors for three (3) year terms.


     (2) To transact such other business as may properly come before the meeting.


     The close of business at 4:15 p.m., March 12, 2001 has been fixed as the date of record for determining stockholders entitled to vote at the meeting, or any adjournment thereof, and only stockholders of record on said date are entitled to vote at the meeting. The stock transfer books of the Company will remain open. All stockholders are urged to attend the meeting in person or by proxy. If you do not expect to attend the meeting, you are requested by Management to date, fill in, sign and return the enclosed proxy promptly. A postage-paid envelope is enclosed for your convenience. Your attention is directed to the Proxy Statement printed on the following pages.



          /s/C. John Malacarne                     /s/R. Philip Bixby
          C. John Malacarne                        R. Philip Bixby
          Vice President, General Counsel          President, CEO and
          and Secretary                            Vice Chairman of the Board



 March 28, 2001


                       KANSAS CITY LIFE INSURANCE COMPANY
                              Kansas City, Missouri



                                 PROXY STATEMENT


     The enclosed proxy is solicited by and on behalf of the Board of Directors of Kansas City Life Insurance Company (hereinafter called the "Company"), for use in connection with the Annual Meeting of Stockholders on April 19, 2001, at the principal office of the Company, 3520 Broadway, Kansas City, Missouri. The matters to be considered and acted upon at such meeting are (1) to elect five directors for a term of three years, and (2) to transact such other business as may properly come before the meeting or any adjournment thereof. Management does not intend to bring before the meeting any business other than the matters set forth above and knows of no other matters that may be brought before the meeting. However, if any other matters properly come before the meeting, or any adjournment or adjournments thereof, including procedural matters arising during the course thereof, the persons named in the enclosed proxy will vote the proxy according to their judgment on such matters, to the extent such proxies are not limited to the contrary.

     Shares represented at the meeting by properly executed proxies in the accompanying form will be voted at the meeting, and, where the stockholder giving the proxy specifies a choice by means of the ballot space provided in the form of proxy, the shares will be voted in accordance with the specification so made. If no directions are given by the stockholder, the proxy will be voted in the manner specified on the accompanying form of proxy. Any proxy delivered pursuant to this solicitation is revocable by the person executing the proxy at any time before it is exercised.

     The Company has authorised 36,000,000 shares of $1.25 Par Common Stock. As of March 12, 2001, 6,461,993 shares are held as Treasury Stock and 12,034,687 are issued and outstanding. Each outstanding share of stock is entitled to one vote, and stockholders of record as of the close of business on March 12, 2001 shall be the stockholders entitled to vote at the meeting. In election of directors, stockholders have cumulative voting rights under Missouri Law. This means each stockholder has a number of votes determined by multiplying the number of shares he or she is entitled to vote by the number of directors to be elected. This total number of votes may be voted for one nominee or distributed among several nominees.


                  Condensed Financial Review and Annual Report


     This proxy statement follows the Company's condensed Financial Review for the fiscal year 2000 previously mailed to stockholders in February, 2001. The regular Annual Report for 2000 is enclosed herewith.


                              Election of Directors


     It is the intention of the persons named in the enclosed proxy form to vote such proxy for the election of nominees for directors, listed hereafter, for the term indicated. If for any reason the nominee shall become unavailable for election, the persons named in the enclosed proxy will vote for such substituted nominee or nominees as are selected by the Board of Directors pursuant to the Company's Bylaws.

     The following table sets forth information, concerning certain beneficial owners of voting securities of the Company's Common Stock. The Common Stock is the Company's only class of voting securities. As described in the notes to the table, certain named persons share the power of voting and disposition with respect to certain shares of Common Stock. Consequently, such shares are shown as being beneficially owned by more than one person.

                                                                     Shares of
                                                                  Record and Bene-
                                                 Served as a       ficially Owned      Percent
                           Principal               Director              as of            of
   Nominee                 Occupation                since          March 12, 2001       Class

The following schedule sets forth the names of the candidates nominated by the Board of Directors for three year terms together with certain additional information:

William R. Blessing   Vice President,                   *                 100               **
                      Development and Strategy,
                      Sprint PCS
                      Kansas City, Missouri

Jack D. Hayes         Senior Vice President            1995               500               **
                      Emeritus, Marketing                               2,204 (1)

Cecil R. Miller       Retired, Partner KPMG              *                100               **
                      (Formerly Peat, Marwick,
                       Mitchell & Co.)
                      Kansas City, Missouri

Michael J. Ross       Chairman of the Board,           1972               600               **
                      Jefferson Bank & Trust Company
                      St. Louis, Missouri

Elizabeth T. Solberg  Regional President               1997               200               **
                      and Senior Partner,
                      Fleishman-Hillard, Inc.
                      Kansas City, Missouri



The following  schedule  sets forth the names of the directors  elected on April
22, 1999 for three year terms together with certain additional information:

Walter E. Bixby       President, Old American          1996          2,358,340 (2)(3)      25.7
                      Insurance Company                                365,276 (4)
                      Kansas City, Missouri                              6,506 (1)
                                                                       368,555 (5)

Webb R. Gilmore       Chairman,                        1990                500              **
                      Chief Executive Officer and
                      Shareholder
                      Gilmore & Bell
                      Kansas City, Missouri

Nancy Bixby Hudson    Investor                         1996          2,966,312 (6)          27.4
                      Lander, Wyoming                                  331,566 (7)

Daryl D. Jensen       Vice Chairman of the Board,      1978                939               **
                      Sunset Life Insurance
                      Company of America
                      Kansas City, Missouri

C. John Malacarne     Vice President, General Counsel  1991                 20              24.2
                      and Secretary                                     14,173 (1)
                                                                     2,901,592 (8)

                                                                            Shares of
                                                                         Record and Bene-
                                                       Served as a       ficially Owned      Percent
                               Principal                 Director            as of             of
                               Occupation                 since          March 12, 2001       Class

The following schedule sets forth the names of the directors elected April 20, 2000 for three year terms together with certain additional information:

J. R. Bixby               Chairman of the Board           1957             2,966,312 (9)       24.6

R. Philip Bixby           President, CEO and              1985             2,358,340 (2)(10)   25.8
                          Vice Chairman of the Board                          15,777 (1)
                                                                             368,555 (5)
                                                                             362,602 (11)

Richard L. Finn           Senior Vice President,          1983                    24           24.3
                          Finance                                             25,097 (1)
                                                                           2,901,592 (8)

Warren J. Hunzicker, M.D. Retired, former                 1989                   300             **
                          . Medical Director
                          Kansas City, Missouri

Larry Winn, Jr.           Retired, former Representative  1985                   332             **
                          U. S. Congress
                          Prairie Village, Kansas

     * Nominated at January, 2001 Board of Directors Meeting
   ** Less than one percent

(1) Approximate beneficial interest in shares held by the trustees of Kansas City Life Insurance Company employee benefit plans. Participants have the power to vote the shares held in their account.

(2) As co-managing general partners of the W.E.B. Interests Ltd., a Texas limited partnership (the "WEB Partnership"), Walter E. Bixby, R. Philip Bixby and Ms. Angeline I. O'Connor share the power to dispose of these shares, which are owned by the WEB Partnership. As co-trustees of the WEB Trust, Walter E. Bixby, R. Philip Bixby and Ms. O'Connor share the power to vote 2,140,578 of these shares.

(3) Includes: (a) 215 shares for which Walter E. Bixby, as a general partner of the WEB Partnership, has the sole power to vote; and (b) 69,355 shares for which Walter E. Bixby, as the sole trustee of the Walter E. Bixby III GST Trust and the Issue Trust for Walter E. Bixby III, which trusts are limited partners of the WEB Partnership, has the sole power to vote.

(4) Includes: (a) 350,830 shares which Walter E. Bixby owns directly and has the sole power to vote and the sole power of disposition; and (b) 14,446 shares for which Walter E. Bixby, as custodian for certain of his minor nieces and nephews, has the sole power to vote and the sole power of disposition.

(5) These shares are held in the Walter E. Bixby Descendants Trust. R. Philip Bixby, Walter E. Bixby and Ms. O'Connor are the co-trustees of this trust and share the power to vote and the power to dispose of these shares. The terms of the Trust restrict the transfer of these shares.

(6) Ms. Hudson, as a general partner of J.R.B. Interests Ltd., a Texas limited partnership (the "JRB Partnership"), shares with the managing general partner and other general partners of the JRB Partnership, the power of disposition of these shares, which are owned by the JRB Partnership. Ms Hudson (a) as a general partner of the JRB Partnership, has sole power to vote 269 of these shares; and (b) as a co-trustee (with Richard L. Finn and C. John Malacarne) of the Nancy Bixby Hudson GST Trust and the Issue Trust for Nancy Bixby Hudson, which trusts are limited partners of the JRB Partnership, shares the power to vote 1,925,338 of these shares.

(7) Ms. Hudson, as sole trustee of the Nancy Bixby Hudson Trust dated December 11, 1997, has the sole power to vote and the sole power to dispose of these shares.

(8) Richard L. Finn and C. John Malacarne share the power to vote: (a)1,925,338 shares with Nancy Bixby Hudson, as co-trustees of the Nancy Bixby Hudson GST Trust and the Issue Trust for Nancy Bixby Hudson, which are limited partners of the JRB Partnership; and (b) 976,254 shares with Lee M. Vogel, as co-trustees of the Issue Trust for Lee M. Vogel, a limited partner of the JRB Partnership.

(9) J. R. Bixby, as sole managing partner of J.R.B. Interests Ltd., a Texas limited partnership (the "JRB Partnership"), and the JRB Partnership, shares with the other general parties the power of disposition of these shares, which shares are owned by the JRB Partnership. Of these shares, he has the sole power to vote (a) 335 of these shares, as a limited partner of the JRB Partnership; and (b) 26,898 shares, as a general partner of the JRB Partnership.

(10) Includes: (a) 215 shares for which R. Philip Bixby, as a general partner of the WEB Partnership, has the sole power to vote; and (b) 69,355 shares for which R. Philip Bixby, as sole trustee of the R. Philip Bixby GST Trust and the Issue Trust for R. Philip Bixby, which trusts are limited partners of the WEB Partnership, has the sole power to vote.

(11) Includes: (a) 344,464 shares which R. Philip Bixby owns directly and has the sole power to vote and the sole power of disposition; and (b) 18,138 shares for which R. Philip Bixby, as custodian for certain of his minor nieces and nephews, has the sole power to vote and the sole power of disposition.

                 Information Regarding Management and Directors

     The table below sets forth information for the three highest paid officers of the Company and for each director whose aggregate direct remuneration exceeded $100,000 in 2000. (Base salary, bonuses, estimated retirement benefits and other employee benefits shown for Walter E. Bixby are obligations of Old American, a subsidiary.)


                                                                                    Benefits Accrued     Estimated Annual
                                                                                   or Set Aside During     Benefits Upon
                                                                      Aggregate           Year              Retirement
                                      Principal                         Direct      Retire-     Other         Retire-         Other
                                    Occupation or                      Remunera-     ment     Employee         ment         Employee
    Name                             Employment                          tion*       Plan     Benefits         Plan 1       Benefits
J. R. Bixby                  Chairman of the Board                     $ 209,250     **     $   ***        $  227,542 2  $    ***

R. Philip Bixby              President, CEO and                          468,148     **       26,622          169,454         ***
                              Vice Chairman of the Board

Walter E. Bixby              President, Old American                     179,031     **        9,522           61,714         ***
                              Insurance Company, a subsidiary

Richard L. Finn              Senior Vice President,                      277,247     **       14,530          141,689         ***
                              Finance

Jack D. Hayes                Senior Vice President                       236,996     **       12,622           20,167         ***
                              Emeritus, Marketing

C. John Malacarne            Vice President, General Counsel             238,289     **       12,164          136,571         ***

                              and Secretary

*The amount reported herein as aggregate direct remuneration includes base salary, bonuses, directors' fees, payments from subsidiaries for services as an officer or director, and amounts expended by the Company and reported as taxable income to the officers and directors for the use of Company owned or leased automobiles, Company facilities, tickets to sporting events and insurance made available to them. Certain expenses including medical examinations, business, civic club dues, and tickets to civic events are reimbursed or provided to officers, directors and employees and other fringe benefits which are believed to constitute ordinary and incidental business expenses, which are paid or reimbursed by the Company in the interest of facilitating job performance and minimizing the work-related expenses incurred by such persons, are not included and are not reported as income to them. The Company does not consider such benefits to be excessive or unusual.

**The method of funding is an aggregate method and does not provide annual cost accruals for individual participants.

***None.

1 Represents the estimated annual accrued benefit payable at age 65 calculated based upon pay and service as of December 31, 2000. Participants may elect a lump sum distribution. For participants grandfathered under the benefit formula from the prior plan, the benefit payable at age 65 includes annual cost of living adjustments. Benefits payable under the cash balance plan do not include cost of living adjustments.

2 The amount shown for Estimated Annual Benefits Upon Retirement for J. R. Bixby are actual benefits.


                           By order of the Board of Directors

                           /s/C. John Malacarne
                           C. John Malacarne
                           Vice President, General Counsel
                           and Secretary

 March 28, 2001

                                      PROXY
                       KANSAS CITY LIFE INSURANCE COMPANY
               3520 Broadway * Kansas City, Missouri * 64111-2565

                 ANNUAL MEETING OF STOCKHOLDERS - APRIL 19, 2001
                              CUSIP NO. 484836-10-1

  Please sign, date and mail your proxy card promptly in the enclosed envelope.
          No postage will be necessary if mailed in the United States.




SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS OF KANSAS CITY LIFE INSURANCE COMPANY


I hereby make, constitute and appoint J. R. Bixby and James F. Aldrich, jointly and severally, proxies for the undersigned to vote all the shares which I am entitled to vote at the Annual Meeting of Stockholders of Kansas City Life Insurance Company to be held at the Company, 3520 Broadway, Kansas City,
Missouri, at 9 a.m. on April 19, 2001, and direct said proxies to vote as follows:


1)       ELECTION OF DIRECTORS:

         FOR all nominees listed below (except   WITHHOLD AUTHORITY to vote for
         as marked to the contrary below)*       all nominees listed below

(* To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below)

    William R. Blessing             Jack D. Hayes           Cecil R. Miller

          Michael J. Ross              Elizabeth T. Solberg

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

When properly executed and received in time, this Proxy will be voted as directed by the stockholder, HOWEVER, IF NO SUCH CHOICE IS SO INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES PROPOSED BY THE BOARD.

Dated_____________________, 2001   _____________________________________________
                                                     Stockholder
I do _____  I do not _____  plan to attend the meeting.

     This Proxy should be executed by and in the name of the stockholder exactly as such name appears on the stock certificate. If executed by a corporation, the proxy should be signed by an authorized officer, indicating their title. If executed by an executor, administrator, trustee or other fiduciary, the title of such fiduciary should be shown. Any person named as proxy must be a stockholder of this Company.